ORDER FOR SUPPLIES AND SERVICES

IMPORTANT: See instructions in GSAR 553.370-300-1 for distribution

PAGE 1 OF PAGES

1. DATE OF ORDER	2. ORDER NUMBER	3. CONTRACT NUMBER	4. ACT NUMBER
6/18/2004	GST0704BG1162	GS00T03AHD0007	

FOR GOVERNMENT USE ONLY

5. ACCOUNTING CLASSIFICATION				6. FINANCE DIVISION		
FUND	ORG CODE	B/A CODE	O/C CODE	AC	SS	VENDOR NAME
FUNC CODE	C/E CODE	PROJ./PROS. NO.	CC-A	MDL	FI	G/L DEBT
W/ITEM	CC-B	PRT./CRFT		AI	LC	DISCOUNT

7. TO: CONTRACTOR *(Name, address and zip code)*

Government Telecommunications, Inc.
4500 Southgate Place
Suite 300
Chantilly, VA 20151-1720

POC: Tom Cuneo (703) 631-5155 Ext: 1317

[redacted]

8. TYPE OF ORDER

☐ A. PURCHASE — REFERENCE YOUR

Please furnish the following on the terms specified on both sides of the order and the attached sheets, if any, including

☒ B. DELIVERY

This delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditons of the above numbered contract

C. MODIFICATION NO. — AUTHORITY FOR ISSUING

Except as provided herein, all terms and conditons of the original order, as heretofore modified, remain unchanged.

9B. CHECK, IF APPROP ☐ WITHHOLD 20%

10A. CLASSIFICATION: ☒ A. SMALL BUSINESS ☐ B. OTHER THAN SMALL BUSINESS ☐ C. SMALL DISADVANTAGED ☐ D. SMALL WOMEN-OWNED

10B. TYPE OF BUSINESS ORGANIZATION: ☒ A. CORPORATION ☐ B. PARTNERSHIP ☐ C. SOLE

11. ISSUING OFFICE *(Address, zip code and telephone no.)*	12. REMITTANCE ADDRESS *(MANDATORY)*	13. SHIP TO *(Consignee address, zip code and telephone no.)*
GSA, FTS, 7T-3 517 Gold SW RM 1432 P.O. Box 186 Albuquerque, NM 87103-0186	Government Telecommunications, Inc. 4500 Southgate Place Suite 300 Chantilly, VA 20151-1720	General Services Administration (GSA) Federal Technology Service (FTS) 7T-3 517 Gold SW, RM 1432 Albuquerque, NM 87103-0186

14. PLACE OF INSPECTION AND ACCEPTANCE	15. REQUSITION OFFICE *(Name, symbol and telephone no.)*
Albuquerque, New Mexico	Ed Lefebvre, 7T-3, (505) 248-7309

16. F.O.B. POINT	17. GOVERNMENT B/L NO.	18. DELIVERY F.O.B. POINT ON OR BEFORE	19. PAYMENT/DISCOUNT TERMS
Destination		June 2009	

20. SCHEDULE

ITEM NO. (A)	SUPPLIES OR SERVICES (B)	QUANTITY ORDERED (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Project DG470403T3 This task order for New Mexico Area Telecommunications Services is awarded in accordance with SOW/RFQ and attached contractor proposal dated 6/2/2004 and amendment dated 6/11/2004. This task is awarded in the amount NTE $2,404,561.48 and for a base period of two years with three 12-month options. Start date is 6/28/2004. CONTRACTOR MUST MAIL INVOICE TO ADDRESS IN BLOCK 24.				

21. RECEIVING OFFICE *(Name, symbol and telephone no.)*

Ed Lefebvre, 7T-3, (505) 248-7309

TOTAL FROM 300-A(s):

22. SHIPPING POINT

23. GROSS SHIP WT.

GRAND TOTAL:

24. MAIL INVOICE TO: *(Include zip code)*
General Services Administration (FUND)
GSA, FTS, 7TTTU TOPS
819 Taylor St., Rm 5A21
Fort Worth, TX 76102

25A. FOR INQUIRIES REGARDING PAYMENT CONTACT:	25B. TELEPHONE NO.
Carolyn Hawke	(817) 978-7142
26A. NAME OF CONTRACTING/ORDERING OFFICER *(Type)*	**26B. TELEPHONE NO.**
Jane Scroggins (ACO Rudy Chavez)	(505) 248-7308

26C. SIGNATURE
Jane Scroggins

GENERAL SERVICES ADMINISTRATION — 3. PURCHASE FILE — GSA FORM 300 (REV. 2-93)